                                                                    EXHIBIT 99.2

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                    MONTHLY STATEMENT TO CERTIFICATEHOLDERS
                                 SERIES 1995-A
                        CC MASTER CREDIT CARD TRUST II
              (Formerly Chevy Chase Master Credit Card Trust II)

  RECEIVABLES

  Beginning of the Month Principal Receivables:                                         $  3,036,593,343.96
  Beginning of the Month Finance Charge Receivables:                                    $    145,670,192.00
  Beginning of the Month Discounted Receivables:                                        $              0.00
  Beginning of the Month Total Receivables:                                             $  3,182,263,535.96

  Removed Principal Receivables:                                                        $              0.00
  Removed Finance Charge Receivables:                                                   $              0.00
  Removed Total Receivables:                                                            $              0.00

  Additional Principal Receivables:                                                     $              0.00
  Additional Finance Charge Receivables:                                                $              0.00
  Additional Total Receivables:                                                         $              0.00

  Discounted Receivables Generated this Period:                                         $              0.00

  End of the Month Principal Receivables:                                               $  3,005,089,625.25
  End of the Month Finance Charge Receivables:                                          $    152,398,233.47
  End of the Month Discounted Receivables:                                              $              0.00
  End of the Month Total Receivables:                                                   $  3,157,487,858.72

  Special Funding Account Balance                                                       $              0.00
  Aggregate Invested Amount (all Master Trust Series)                                   $  2,300,000,000.00
  End of the Month Transferor Amount                                                    $    705,089,625.25
  End of the Month Transferor Percentage                                                             23.46%

  DELINQUENCIES AND LOSSES

  End of the Month Delinquencies:                                                            RECEIVABLES

        30-59 Days Delinquent                                                           $     68,157,511.87
        60-89 Days Delinquent                                                           $     47,465,638.01
        90+ Days Delinquent                                                             $     89,867,533.32

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        Total 30+ Days Delinquent                                                       $    205,490,683.20
        Delinquent Percentage                                                                         6.51%

  Defaulted Accounts During the Month                                                   $     18,830,152.79
  Annualized Default Percentage                                                                       7.44%

  Principal Collections                                                                      351,290,984.44
  Principal Payment Rate                                                                             11.57%

  Total Payment Rate                                                                                 12.44%

  INVESTED AMOUNTS

        Class A Initial Invested Amount                                                 $      368,000,000.00
        Class B Initial Invested Amount                                                 $       32,000,000.00

  INITIAL INVESTED AMOUNT                                                               $      400,000,000.00

        Class A Invested Amount                                                         $      368,000,000.00
        Class B Invested Amount                                                         $       32,000,000.00

  INVESTED AMOUNT                                                                       $      400,000,000.00

  FLOATING ALLOCATION PERCENTAGE                                                                       13.17%
  PRINCIPAL ALLOCATION PERCENTAGE                                                                      13.17%

  MONTHLY SERVICING FEE                                                                 $          500,000.00

  INVESTOR DEFAULT AMOUNT                                                               $        2,480,439.54

  CLASS A AVAILABLE FUNDS--

  CLASS A FLOATING PERCENTAGE                                                                          92.00%

        Class A Finance Charge Collections                                              $        5,867,871.51
        Other Amounts                                                                   $                0.00

  TOTAL CLASS A AVAILABLE FUNDS                                                         $        5,867,871.51

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        Class A Monthly Interest                                                        $        2,177,422.78
        Class A Servicing Fee                                                           $          460,000.00
        Class A Investor Default Amount                                                 $        2,282,004.38

  TOTAL CLASS A EXCESS SPREAD                                                           $          948,444.35

  REQUIRED AMOUNT                                                                       $                0.00

  CLASS B AVAILABLE FUNDS

  CLASS B FLOATING PERCENTAGE                                                                           8.00%

        Class B Finance Charge Collections                                              $          510,249.67
        Other Amounts                                                                   $                0.00

  TOTAL CLASS B AVAILABLE FUNDS                                                         $          510,249.67

        Class B Monthly Interest                                                        $          192,372.22
        Class B Servicing Fee                                                           $           40,000.00

  TOTAL CLASS B EXCESS SPREAD                                                           $          277,877.45

  EXCESS SPREAD --

  TOTAL EXCESS SPREAD                                                                   $        1,226,321.80

        Excess Spread Applied to Required Amount                                        $                0.00

        Excess Spread Applied to Class A Investor                                       $                0.00
        Charge Offs
        Excess Spread Applied to Class B Items                                          $          198,435.16

        Excess Spread Applied to Class B Investor                                       $                0.00
        Charge Offs

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        Excess Spread Applied to Monthly Cash                                           $           26,676.87
        Collateral Fee

        Excess Spread Applied to Cash Collateral                                        $                0.00
        Account

        Excess Spread Applied to other amounts owed                                     $                0.00
        Cash Collateral Depositor

  TOTAL EXCESS FINANCE CHARGE COLLECTIONS ELIGIBLE
  FOR GROUP I                                                                           $        1,001,209.77

  EXCESS FINANCE CHARGES COLLECTIONS -- GROUP I --

  TOTAL EXCESS FINANCE CHARGE COLLECTIONS FOR ALL
  SERIES IN GROUP I                                                                     $        2,373,698.34

  SERIES 1995-A EXCESS FINANCE CHARGE COLLECTIONS --

  EXCESS FINANCE CHARGE COLLECTIONS ALLOCATED TO                                        $                0.00
  SERIES 1995-A

        Excess Finance Charge Collections Applied to                                    $                0.00
        Required Amount

        Excess Finance Charge Collections Applied to                                    $                0.00
        Class A Investor Charge Offs

        Excess Finance Charge Collections Applied to                                    $                0.00
        Class B Items

        Excess Finance Charge Collections Applied to                                    $                0.00
        Class B Investor Charge Offs

        Excess Finance Charge Collections Applied to                                    $                0.00
        Monthly Cash Collateral Fee

        Excess Finance Charge Collections Applied to                                    $                0.00
        Cash Collateral Account

        Excess Finance Charge Collections Applied to                                    $                0.00
        other amounts owed Cash Collateral Depositor

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  YIELD AND BASE RATE --

        Base Rate (Current Month)                                                                       8.88%
        Base Rate (Prior Month)                                                                         8.88%
        Base Rate (Two Months Ago)                                                                      8.89%

  THREE MONTH AVERAGE BASE RATE                                                                         8.88%

        Portfolio Yield (Current Month)                                                                11.69%
        Portfolio Yield (Prior Month)                                                                  14.58%
        Portfolio Yield (Two Months Ago)                                                               12.45%

  THREE MONTH AVERAGE PORTFOLIO YIELD                                                                  12.91%

  PRINCIPAL COLLECTIONS --

  CLASS A PRINCIPAL PERCENTAGE                                                                         92.00%

        Class A Principal Collections                                                   $       42,572,546.91

  CLASS B PRINCIPAL PERCENTAGE                                                                          8.00%

        Class B Principal Collections                                                   $        3,701,960.61

  TOTAL PRINCIPAL COLLECTIONS                                                           $       46,274,507.52

  INVESTOR DEFAULT AMOUNT                                                               $        2,480,439.54

  REALLOCATED PRINCIPAL COLLECTIONS                                                     $                0.00

  SHARED PRINCIPAL COLLECTIONS ALLOCABLE FROM OTHER                                     $                0.00
  SERIES

  CLASS A AMORTIZATION --

        Controlled Amortization Amount                                                  $                0.00
        Deficit Controlled Amortization Amount                                          $                0.00

  CONTROLLED DISTRIBUTION AMOUNT                                                        $                0.00

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  CLASS B AMORTIZATION --

        Controlled Amortization Amount                                                  $                0.00
        Deficit Controlled Amortization Amount                                          $                0.00

  CONTROLLED DISTRIBUTION AMOUNT                                                        $                0.00
  EXCESS PRINCIPAL COLLECTIONS ELIGIBLE FOR PRINCIPAL                                   $       48,754,947.06
  SHARING

  INVESTOR CHARGE OFFS --

  CLASS A INVESTOR CHARGE OFFS                                                          $                0.00

  CLASS B INVESTOR CHARGE OFFS                                                          $                0.00

  PREVIOUS CLASS A CHARGE OFFS REIMBURSED                                               $                0.00
  PREVIOUS CLASS B CHARGE OFFS REIMBURSED                                               $                0.00

  CASH COLLATERAL ACCOUNT --

        Required Cash Collateral Amount                                                 $       52,000,000.00
        Available Cash Collateral Amount                                                $       52,000,000.00

  INTEREST RATE CAP PAYMENTS --

        Class A Interest Rate Cap Payments                                              $                0.00
        Class B Interest Rate Cap Payments                                              $                0.00

  TOTAL DRAW AMOUNT                                                                     $                0.00
  CASH COLLATERAL ACCOUNT SURPLUS                                                       $                0.00


                                First USA Bank, National Association,
                                as Servicer


                                By:    /s/ Tracie Klein
                                     ----------------------------
                                         Tracie H. Klein
                                         First Vice President